    As filed with the Securities and Exchange Commission on April 2, 1998
                                                 Registration No. 333-__________

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                         FREEDOM SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                       04-3335712
(State or other jurisdiction of                           (I.R.S Employer
incorporation or organization)                            Identification Number)

                                ONE BEACON STREET
                                BOSTON, MA 02108
                    (Address of principal executive offices)
                               -------------------


          FREEDOM CAPITAL MANAGEMENT CORPORATION DEFERRED SAVINGS PLAN PROFIT-SHARING RETIREMENT PLAN FOR EMPLOYEES OF SUTRO & CO. INCORPORATED
           TUCKER ANTHONY INCORPORATED PROFIT SHARING RETIREMENT PLAN
                            (Full title of the plans)
                               -------------------

                                JOHN H. GOLDSMITH
                             CHIEF EXECUTIVE OFFICER
                                ONE BEACON STREET
                                BOSTON, MA 02108
                                 (617) 725-2000
            (Name, address and telephone number of agent for service)

                                   Copies to:
KEVIN MCKAY, ESQ.                                  HOWARD SCHNEIDER, ESQ.
GENERAL COUNSEL                                    ROSENMAN & COLIN, LLP
FREEDOM SECURITIES CORPORATION                     575 MADISON AVENUE
ONE BEACON STREET                                  NEW YORK, NY  10022
BOSTON, MASSACHUSETTS  02108                       (212) 940-8787
(617) 725-2000
                               -------------------


                         CALCULATION OF REGISTRATION FEE

           ============================================================================================
           Title of                           Proposed maximum      Proposed maximum          Amount of
           securities to      Amount to be    offering price        aggregate offering     registration
           be registered       registered     per share (1)         price (1)                   fee (1)
           ============================================================================================
           Common Stock,
           par value $.01
           per share......     3,000,000      $20.00                $60,000,000.00         $17,700

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
================================================================================

(1) Prior to its Registration Statement which became effective April 1, 1998, there has been no public market for the Common Stock. The initial public offering price of the Common Stock on April 1, 1998 was $20.00 per share.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents, or portions thereof, filed by the Company with the Commission pursuant to the Rule 424(b) under the Securities Act of 1933 are incorporated by reference in this Registration Statement:

                  a. The Company's Registration Statement on Form S-1 (Registration No. 333-44931), which became effective on April 1, 1998; and

                  b. The information in respect of the Company's common stock, $.01 par value (the "Common Stock") under the caption "Description of Capital Stock" contained in the Company's Registration Statement on Form S-1 (Registration No. 333-44931), which became effective on April 1, 1998.

         All documents subsequently filed by the Company or the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment hereto indicating that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part of this Registration Statement from the respective dates of filings of such documents.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of the General Corporation Law of the State of Delaware provides as follows:

         A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         In addition, pursuant to its Articles of Organization and Bylaws, the Company shall indemnify its directors and officers against expenses (including judgments or amounts paid in settlement) incurred in any action, civil or criminal, to which any such person is a party by reason of any alleged act or failure to act in his capacity as such, except as to a matter as to which such director or officer shall have been finally adjudged not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation.

ITEM 8.  EXHIBITS

Exhibit No.      Description


    3.1          Restated Articles of Organization (incorporated by reference to
                 Exhibit 3.1 to the Company's Registration Statement on Form S-1, Registration No. 333-44931, as amended).

    3.2 Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1, Registration No. 333-44931, as amended).

    4.1          Form of Common Stock Certificate (incorporated by reference to
                 Exhibit 4.1 to the Company's Registration Statement on Form S-1, Registration

                 No. 333-44931, as amended).

   *4.2 Freedom Capital Management Corporation Deferred Savings Plan, as amended.

   *4.3          Profit-Sharing Retirement Plan for Employees of Sutro & Co.
                 Incorporated, as amended.

   *4.4 Tucker Anthony Incorporated Profit Sharing Retirement Plan, as amended.

   *5.1          Opinion of Rosenman & Colin LLP.

   *5.2 Determination Letter of Internal Revenue Service re: Freedom Capital Management Corporation Deferred Savings Plan.

   *5.3 Determination Letter of Internal Revenue Service re Profit-Sharing Retirement Plan for Employees of Sutro & Co. Incorporated.

   *5.4 Determination Letter of Internal Revenue Service re Tucker Anthony Incorporated Profit Sharing Retirement Plan.

   *23.1         Consent of Ernst & Young LLP.

   *23.2         Consent of Rosenman & Colin LLP (included in Exhibit 5.1).

----------------------------------
*   Filed herewith

ITEM 9.  UNDERTAKINGS

         1. The undersigned registrant hereby undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement; (b) that, for the purpose of determining any liability under the Securities Act of 1933 (the "Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         2. The undersigned registrant hereby undertakes that, for purposes of determining liability under the Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act and each filing of an employee benefit plan's annual report pursuant to Section 15 (d) of the Securities

Exchange Act that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         3. The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report, to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Exchange Act; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

         4. Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on this 1st day of April, 1998.

                                       FREEDOM SECURITIES CORPORATION


                                       By:   /s/ John H. Goldsmith
                                          --------------------------
                                               John H. Goldsmith
                                             Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ John H. Goldsmith             Chairman, Director           April 1, 1998
-----------------------------     and Chief Executive
John H. Goldsmith                 Officer as well as
                                  Chief Executive
                                  Officer of Tucker
                                  Anthony and Chairman
                                  of Sutro (Principal
                                  Executive Officer)


/s/ William C. Dennis, Jr.        Chief Financial              April 1, 1998
-----------------------------     Officer (Principal
William C. Dennis, Jr.            Financial Officer)



                                  Director                     April  , 1998
-----------------------------
David V. Harkins

/s/ C. Hunter Boll                Director                     April 1, 1998
-----------------------------
C. Hunter Boll

                                  Director                     April  , 1998
-----------------------------
Thomas M. Hagerty

/s/ Seth W. Lawry                 Director                     April 1, 1998
-----------------------------
Seth W. Lawry

/s/ Winston J. Churchill          Director                     April 1, 1998
-----------------------------
Winston J. Churchill

/s/ John F. Luikart               Director                     April 1, 1998
-----------------------------
John F. Luikart

/s/ Robert H. Yevich              Director                     April 1, 1998
-----------------------------
Robert H. Yevich

/s/ Gregory N. Thomas             Director                     April 1, 1998
-----------------------------
Gregory N. Thomas

         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plans) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts on this 1st day of April, 1998.


                                  Freedom Capital Management Corporation
                                  Deferred Savings Plan

                                  By:  /s/ DEXTER A. DODGE
                                       ---------------------------------
                                       Name: Dexter A. Dodge
                                       Title: Trustee

         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plans) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California on this 1st day of April, 1998.


                                  Profit-Sharing Retirement Plan for
                                  Employees of Sutro & Co. Incorporated


                                  By: /s/ WILLIAM J. HEAP
                                      ---------------------------------
                                      Name: William J. Heap
                                      Title: Administrator

         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plans) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts on this 1st day of April, 1998.


                                  Tucker Anthony Incorporated Profit
                                  Sharing Retirement Plan


                                  By: /s/ JAMES S. FOSS
                                      ------------------------------
                                      Name: James S. Foss
                                      Title: Trustee

                                  EXHIBIT INDEX

Exhibit No.      Description

    3.1          Restated Articles of Organization (incorporated by reference to
                 Exhibit 3.1 to the Company's Registration Statement on Form S-1, Registration No. 333-44931, as amended).

    3.2 Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1, Registration No. 333-44931, as amended).

    4.1          Form of Common Stock Certificate (incorporated by reference to
                 Exhibit 4.1 to the Company's Registration Statement on Form S-1, Registration No. 333-44931, as amended).

   *4.2 Freedom Capital Management Corporation Deferred Savings Plan, as amended.

   *4.3          Profit-Sharing Retirement Plan for Employees of Sutro & Co.
                 Incorporated, as amended.

   *4.4 Tucker Anthony Incorporated Profit Sharing Retirement Plan, as amended.

   *5.1          Opinion of Rosenman & Colin LLP.

   *5.2 Determination Letter of Internal Revenue Service re Freedom Capital Management Corporation Deferred Savings Plan

   *5.3 Determination Letter of Internal Revenue Service re Profit-Sharing Retirement Plan for employees of Sutro & Co. Incorporated.

   *5.4 Determination Letter of Internal Revenue Service re Tucker Anthony Incorporated Profit Sharing Retirement Plan.

   *23.1         Consent of Ernst & Young LLP.

   *23.2         Consent of Rosenman & Colin LLP (included in Exhibit 5.1).

----------------------------------
*   Filed herewith